Exhibit 10.71


                                      LEASE

      THIS LEASE, made and entered into as of the 9TH day of DECEMBER, 2005, and between Landlord as hereinafter defined and Tenant as hereinafter defined.

                               W I T N E S S E T H

      In consideration of the rent to be paid, the mutual covenants and agreements herein contained, and of other good and valuable considerations, the receipt and legal sufficiency of which are hereby acknowledged by both parties hereto, Landlord hereby demises and rents unto Tenant, and Tenant hereby leases from Landlord, certain premises now existing in Landlord's property named below and described in Exhibit "A" attached hereto, upon the terms, covenants and conditions hereinafter contained.

                                    ARTICLE I

                    FUNDAMENTAL LEASE PROVISIONS AND EXHIBITS

      Section 1.1 FUNDAMENTAL LEASE PROVISIONS.

      A.    Property: 110-112 East Douglas Road, Oldsmar, Florida 34677

      B.    LANDLORD: Barrett Family Partnership I

      C.    TENANT: eAUTOCLAIMS.COM, INC.

      D.    LEASED PREMISES: 110 EAST DOUGLAS ROAD, OLDSMAR, FLORIDA 34677

      E.    SIZE/DIMENSIONS: 30,000 square feet

      F.    PERMITTED USES: General Offices

      G. LEASE TERM: 7 Years. Commencing the 9TH day of DECEMBER, 2005 and Terminating midnight 31ST DAY of DECEMBER, 2012.

      H.    OPTIONS: See Rider.

      I.    RENT SCHEDULE: See Exhibit "C"
            (All rents shall be plus applicable Florida rental tax.)

      J.    RENT COMMENCEMENT DATE: December 9, 2005.

      K.    LEASE COMMENCEMENT DATE: December 9, 2005.

      L. RENTAL PAYMENT PLACE: Barrett Family Partnership I, c/o J B Management, Inc. 300 S. Duncan Ave., Suite 275, Clearwater, FL 33755

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      M.    PRORATA SHARE: 48.4% representing the percentage of the total rentable space in the Industrial Building represented by the number of rentable square feet in the Leased Premises.

      N. COMMON AREA MAINTENANCE CONTRIBUTION: $ N/A per year plus any applicable Florida rental tax. * See Exhibit C

      O. REAL ESTATE TAX CONTRIBUTION: $ N/A per year plus any applicable Florida rental tax.

      P. INSURANCE CONTRIBUTION: $ N/A per year plus any applicable Florida rental tax.

      Q. SECURITY DEPOSIT: $75,000 (see Exhibit "C") Security Deposit to be held in Synovus Bank in an interest bearing account.

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      Section 1.2 EFFECT OF REFERENCE TO A FUNDAMENTAL LEASE PROVISION. Each
reference in this Lease to any of the Fundamental Lease Provisions contained in
Section 1.1 shall be construed to incorporate all of the terms provided under each such Fundamental Lease Provisions as hereinafter amplified.

      Section 1.3 EXHIBITS. The exhibits listed in this section and attached to this Lease are incorporated herein by reference and are to be construed as a part hereof.

      Exhibit A.          Legal Description.

      Exhibit B.          Hazardous Materials

      Exhibit C.          Rent Schedule

      Exhibit D.          Tenant/Landlord Work Schedule

      Exhibit E.          Renewal Option

      Exhibit F.          Sign Criteria

                                   ARTICLE II
                            LEASED PREMISES AND TERM

      Section 2.1 COVENANTS OF LANDLORD'S AUTHORITY. Landlord represents and covenants that: (1) prior to commencement of the Lease Term, it will have either good title to or a valid leasehold interest in the land and building of which the leased premises form a part, and (2) upon performing all of its obligations hereunder, Tenant shall peacefully and quietly have, hold and enjoy the premises for the term of this lease.

      Section 2.2 LEASED PREMISES. For the purpose of this lease, Leased Premises shall extend to the exterior faces of all walls or to the building line where there is no wall, or the center line of those walls separating the Leased Premises from other leased premises in the building, together with the appurtenances specifically granted in this lease, but reserving and excepting to Landlord the use of the exterior walls and the roof and the obligation to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Leased Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the building.

      Section 2.3 TERM. The term of this lease shall commence on the date set forth in Article I, Section 1.1 G. and shall continue for the period set forth therein. The fractional month, if any, between the commencement of the Lease Term and the end of the month in which the Lease Term begins is hereinafter referred to as the "Fractional Month".

      Section 2.4 STATEMENT AS TO LEASE TERM. After the commencement and termination dates of the

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Lease Term shall have been determined as provided in Section 2.3, Tenant, at
Landlord's request, shall from time to time execute, acknowledge and deliver written statements to the extent such statements are applicable or accurate in recordable form: (1) ratifying this lease; (2) specifying the commencement and termination dates of the Lease Term; (3) certifying that this lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be so stated); (4) that all conditions under this lease to be performed by Landlord have been satisfied or stating those not performed; (5) that there are no defenses or offsets against the enforcement of the lease by Landlord or specifying any such defenses; (6) the date to which the rental has been paid; (7) the number of square feet of floor space in the Leased Premises; and (8) that no rental has been paid in advance or specifying any such advance rental.

                                   ARTICLE III
                                     RENTALS

      Section 3.1 FIXED MINIMUM ANNUAL RENT. Tenant shall pay to Landlord, without demand and without deduction or set-off, at the rental payment place, or such other address for the rental payment place as Landlord by notice in writing to Tenant may from time to time direct, as follows: Fixed Rent shall be payable at the annual rate provided in Article I, Section 1.1 I (Exhibit C), for each year of the Lease Term, in equal monthly installments in advance on the first day of each month during the Lease Term. If payment is more than five (5) days late, a late fee of 10% is assessed on midnight of the fifth day. The Fixed Rent for a Fractional Month (if any) shall be apportioned on a per diem basis, calculated on the basis of a thirty (30) day month, and shall be payable on the commencement of the Lease Term.

                                   ARTICLE IV
                       COMMON AREAS, THEIR USE AND CHARGES

      Section 4.1 COMMON AREAS. Landlord shall make available within the demised premises such common areas, including but not limited to, parking areas, driveways, truck ways, delivery passages, loading docks, pedestrian sidewalks and ramps, access and egress roads, landscaped and planted areas, and other facilities as Landlord in its sole discretion shall deem appropriate. It is hereby expressly understood and agreed by Landlord and Tenant that Landlord shall operate, manage, equip, light, repair and maintain said common areas for their intended purposes in good repair and working order, and Landlord reserves the right to change from time to time the size, location, nature and use of any common areas, to installations therein, and to move and remove the same.

      Section 4.2 USE OF COMMON AREAS. Tenant and its concessionaires, officers, employees, agents, customers and invitees shall have the non-exclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant rights, to use the common areas as designated from time to time by Landlord subject to such reasonable rules and regulations as Landlord my from time to time impose, including the designation of specific areas in which cars owned by Tenant, its concessionaires, officers, employees and agents must be parked. There are currently a total of 197 parking spaces on the property. As long as Promedica is the other tenant, their parking space allocation per their current lease will remain @ 40 spaces. eAUTO will be allocated 157 parking spaces. eAUTO agrees that at anytime in the future if the Lessor enters into a lease agreement with a new tenant for the 32,000 SF space currently occupied by Promedica, that eAUTO will accept a reduction to 133 parking spaces. Tenant agrees after notice thereof to abide by such rules and regulations and to use its best efforts to cause its concessionaires, officers, employees, agents, customers and invitees to conform thereto. Landlord may at any time close temporarily any common area to make repairs or changes, to prevent the acquisition of public rights in such areas or to discourage non-customer parking; and Landlord may do such other acts in and to the common areas as in its

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judgment may be desirable to improve the convenience thereof provided that
Landlord shall not unduly interfere or disrupt Tenant's business. Tenant shall upon request furnish the Landlord the license numbers of the cars operated by Tenant and its concessionaires, officers, employees, agents, customers and invitees, to use any part of the parking area and other common areas. Neither Tenant nor Tenant's employees, concessionaires or agents shall solicit business in the parking or other common area or distribute any handbills or other advertising matter in such areas or place any such handbills or advertising matter in or any automobiles parked therein without Landlord's written consent.

      Landlord reserves the right to grant to third persons the non-exclusive right to cross over and use in common with Landlord and all tenants of the property the common areas designated from time to time by Landlord.

                                    ARTICLE V
                                UTILITY SERVICES

      Section 5.1 UTILITIES. Tenant shall promptly pay for all public utilities rendered or furnished to the Leased Premises from and after the date lease commences of the Leased Premises (irrespective of whether Tenant shall have opened for business in the Leased Premises), including but not limited to water, gas, electricity and sewer charges and all taxes thereon. Landlord, at its election, may install re-registering meters and collect any and all charges aforesaid from Tenant, making returns to the proper public utility company or governmental unit, provided that Tenant shall not be charged more than the rates it would be charged for the same services if furnished direct to the Leased Premises by such companies or governmental units.

      Section 5.2 FURNISHING OF UTILITY SERVICES. Any utility or related service, including a privately owned sewerage disposal system, which Landlord elects to provide or cause to be provided to the Leased Premises may be furnished by any agent employed by Landlord or by an independent contractor selected by Landlord, and Tenant shall accept the same therefrom to the exclusion of all other suppliers so long as the rates charged by the Landlord or by the supplier or such utility or related service, caused by or necessitated by repairs or improvements, or by hazards beyond the reasonable control of Landlord, shall not give rise to a right or cause of action by Tenant against Landlord in damages or otherwise.

                                   ARTICLE VI
                             REPAIRS AND MAINTENANCE

      Section 6.1 REPAIRS BY LANDLORD. Landlord shall make and pay for all repairs to the exterior of the building which the Leased Premises are a part, including but not limited to repairs to roof (including drains, downspouts, pipes and conduits leading to the Leased Premises from utility installments, sidewalks, malls, parking areas, curbs and exterior structural walls and roof). If Landlord is required to make any repairs by reason of Tenant's negligent acts or omission to act, Landlord may add the cost of such repairs to the rent which shall thereafter become due.

      Section 6.2 REPAIRS AND MAINTENANCE BY TENANT. Tenant shall make and pay for all repairs to the interior of the Leased Premises and shall replace all things necessary to keep the same in good state of repair, such as all fixtures, furnishings, lighting, doors and store signs of Tenant. Tenant shall also maintain, replace and keep in good repairs all air-conditioning, plumbing, heating and electrical installations and floor surfaces within the Leased Premises. Tenant shall at all times keep the Leased Premises (including

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maintenance and cleaning of exterior entrances, all glass and show window moldings, signs and bulkheads) and all partitions, doors, floor surfaces, fixtures, equipment and appurtenances thereof in good order, condition and repair, and in a reasonably satisfactory condition of cleanliness (including damage by unavoidable casualty excepted), and Tenant shall make such other necessary repairs in and to the Leased Premises not specified in Section 6.1 hereof as the responsibility of Landlord, In addition to the foregoing, Tenant shall install, repair, replace and maintain fire extinguishers and other fire preventive equipment in the Leased Premises in accordance with the recommendations or requirements of Landlord's fire engineer or Landlord's fire insurance carrier or in accordance with any future recommendations of Landlord's fire engineer or fire insurance carrier, and in accordance with applicable governmental codes (including the Occupational Safety and Health Act).

      Tenant shall reimburse Landlord for actual costs for repairs if Tenant refuses or neglects to repair as required.

Tenant will be responsible for ADA conformance within the Leased Premises.

      Section 6.3 INSPECTION. Landlord or its representatives shall have the right to enter the Leased Premises at reasonable hours of any business day during the Leased Term to ascertain if the premises are in proper repair and condition.

      Section 6.4 SIDEWALKS. Tenant agrees to use reasonable diligence to keep the sidewalks and outside areas immediately adjoining the premises clean, and at all times to broom-clean or otherwise keep said sidewalks and outside areas free of trash, litter or obstructions of any kind.

      Section 6.5 REPLACEMENT OF GLASS. At the commencement of the Lease Term all glass in the Leased Premises shall be in good condition and undamaged. Tenant will, at its own expense, replace all glass thereafter broken or damaged.

                                   ARTICLE VII
                             USE OF LEASED PREMISES

      Section 7.1 USE OF LEASED PREMISES. Tenant covenants and agrees to use the Leased Premises only for the permitted uses set forth in Article I, Section 1.1 F., and for no other purpose.

      The Leased Premises and all building and improvements thereon shall, during the Lease Term, be used only and exclusively for lawful and moral purposes and no part of the Leased Premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of the laws, ordinances, regulations or orders of the United States, or of the State, County and/or City where the premises are located or the Fire Insurance Rating Organization and/or the Board of Fire Insurance Underwriters, or any duly constituted subdivision, department or board thereof. Tenant shall comply with all such laws, ordinances, regulations, or orders now in effect or hereafter enacted or passed during the Lease Term insofar as the Leased Premises and any signs of Tenant are concerned, and shall make at Tenant's own cost and expense, all repairs, additions and alterations to the Leased Premises ordered or required by such authorities, whether in order to meet the special needs of Tenant, or by reason of the occupancy of Tenant, or otherwise.

      Section 7.2 RULES AND REGULATIONS. Tenant's use of the Leased Premises shall be subject, at all times during the Lease Term, to Landlord's right to adopt from time to time, modify and/or rescind reasonable

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rules and regulations not in conflict with any of the express provisions hereof governing the use of the parking areas, malls, walks, driveways, passageways, signs, exteriors or buildings, lighting and other matters affecting other tenants in and the general management and appearance of the property of which the Leased Premises are a part, but no such rule or regulation shall discriminate against Tenant. Tenant agrees to comply with all such Rules and Regulations upon notice to Tenant from Landlord. Tenant also agrees to the following:

      (a) All loading and unloading of goods shall be done only at such time, in the areas, and through the entrances designated for such purposes by Landlord.

      (b) The delivery or shipping of merchandise, supplies and fixtures to and from the Leased Premises shall be subject to such rules and regulations as in the judgement of Landlord are necessary for the proper operation of the Leased Premises.

      (c) All garbage and refuse shall be kept in the kind of container specified by Landlord, or duly constituted public authority, and shall be placed outside of the Leased Premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any Tenant's refuse or rubbish and maintain all common loading areas in a clean manner satisfactory to the Landlord.

      (d) No aerial shall be erected on the roof or exterior walls of the Leased Premises or on the grounds without, in each instance, the written consent of Landlord, Any aerial so installed without such written consent shall be subject to removal without notice at any time.

      (e) No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without the prior written consent of Landlord.

      (f) Tenant shall maintain the inside of the Leased Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures inside the Leased Premises.

      (g) The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be deposited therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant.

      (h) Tenant, at its expense, shall employ the services of a reputable termite and pest extermination contractor at regular intervals as Landlord may require.

      (i) Tenant shall not burn any trash or garbage of any kind in or about the Leased Premises, or within one mile of the outside property line.

      (l) Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the Leased Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering, advertising matter or other thing except as may be approved by the Landlord.

      (m) Tenant agrees that it will erect on the facade of its premises an identification sign in accordance

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with the sign criteria set forth by the Landlord within 30 days following its opening for business.

      (m) Notwithstanding anything hereinabove to the contrary, Tenant agrees to comply with any modifications, additions, new rules and regulations for the use and occupancy of the Leased Premises, as the Landlord, in its full discretion, from time to time promulgates for the best interests of the property. Landlord shall have no liability for violation by any other Tenant of the property of any rules and regulations, nor shall such violation or the waiver thereof excuse Tenant from compliance.

      Section 7.3 SIGNS, AWNINGS, AND CANOPIES. Landlord may erect and maintain such suitable signs as it, in its sole discretion may deem appropriate to advertise the property. Tenant may erect and maintain on the exterior of the Leased Premises only flat wall signs and under-canopy signs which shall be of such size and type and in such locations as Landlord may approve. Tenant shall keep insured and shall maintain such signs in good condition and repair at all times. If any damage is done to Tenant's signs, Tenant shall repair it within five (5) days or Landlord shall have the right to repair such signs and bill Tenant for cost of the repairs.

      Tenant will not place or suffer to be placed or maintained on any exterior door, wall, or window of the Leased Premises, any sign, awning, or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on either the interior or exterior glass of any window or door of the Leased Premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other things as may be approved by Landlord in good condition and repair at all times.

      Section 7.4 NOISE, OBSTRUCTION, AND NUISANCES. Tenant covenants that it will not (i) create or maintain, or allow others to create or maintain, any nuisances, including without limiting the foregoing general language, loud noises, sound effects, offensive odors and smoke or dust in or about the premises; (ii) place or maintain any signs in any parking area serving the Leased Premises; (iii) commit any waste; or (iv) maintain or allow to be maintained any excessively bright lights, changing, flashing, flickering, or lighting devices or similar devices, the effect of which will be visible from the exterior of the Leased Premises.

                                  ARTICLE VIII
                          TENANT'S BUSINESS OPERATIONS

      Section 8.1 RELATIONSHIP OF THE PARTIES. Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent nor any other provisions contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

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                                   ARTICLE IX
                   ADDITIONS, ALTERATIONS, AND TRADE FIXTURES

      Section 9.1 BY LANDLORD. Landlord hereby reserves the right at any time to make alterations or additions to the building in which the Leased Premises are contained and to build additional stories thereon. Landlord also reserves the right to construct other buildings or improvements on the property or common areas from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings so constructed, provided such construction will not be part of the CAM per 4.1 (d).

      Section 9.2 BY TENANT. Tenant may from time to time, at its own expense, alter, renovate or improve the interior of the Leased Premises provided the same be performed in a good and workmanlike manner, in accordance with accepted building practices and so as not to weaken or impair the strength or substantially lessen the value of the building in which the Leased Premises are located. No changes, alterations or improvements affecting the exterior of the Leased Premises shall be made by Tenant without the prior written approval of Landlord. Any work done by Tenant under the provisions of this Section shall not interfere with the use by the other tenants of their premises in the property.

      All alterations, decorations, additions and improvements made by Tenant, or made by Landlord on Tenant's behalf as provided in this lease, shall remain the property of the Tenant for the Lease Term or any extension or renewal thereof, but they shall not be removed from the Leased Premises without the prior written consent of Landlord.

      Upon termination of this lease or upon the termination of any renewal term thereof, Tenant shall remove such alterations, decorations, additions and improvements and restore the Leased Premises as provided in Section 9.5, and if Tenant fails to do so and moves from the Leased Premises, all such alterations, decorations, additions and improvements shall become the property of Landlord.

      Section 9.3 INDEMNITY AND INSURANCE. Tenant shall indemnify and hold Landlord harmless from any and all claims for damages or otherwise based upon or in any manner growing out of any alterations or construction undertaken by Tenant under the terms of this lease, including all costs, damages, expenses, court costs and attorney fees incurred in or resulting from claims made by other tenants or premises in the property, their agents, employees, patrons and invitees.

      Before undertaking any alterations or construction, Tenant shall obtain and pay for a public liability policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alteration or construction work in limits of not less then $500,000.00 for any one person, $1,000,000.00 for more than one person in any one accident and $100,000.00 for property damage, and a certificate or copy of such policy shall be delivered to Landlord prior to the commencement of such proposed work. Tenant shall also maintain at all times fire insurance with extended coverage in the name of Landlord and Tenant as their interest may appear in an amount adequate to cover the cost of replacement of all alterations, decorations, additions or improvements in and to the Leased Premises, and all trade fixtures therein, in the event of fire or extended coverage loss. Tenant shall deliver to Landlord certificates of such fire insurance policies, which shall contain a clause requiring the insurer to give Landlord ten (10) days notice of cancellation of such policies.

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      Section 9.4 MECHANIC'S LIENS. If by reason of any alterations, repair, labor performed or materials furnished to the Leased Premises for or on behalf of Tenant, any mechanic's or other lien shall be filed, claimed, perfected or otherwise established as provided by law against the Leased Premises, Tenant shall discharge or remove the lien by bonding or otherwise within thirty (30) days after notice from Landlord to Tenant of the filing of same.

      Section 9.5 TRADE FIXTURES. Provided Tenant is not in default hereunder, Tenant shall have the right, at the termination of this lease, to remove any and all trade fixtures, equipment and other items of personal property not constituting a part of the freehold which it may have stored or installed in the Leased Premises, including but not limited to counters, shelving, showcases, chairs, and movable machinery purchased or provided by Tenant and which are susceptible to being moved without damage to the building, provided this right is exercised before the lease is terminated or during the ten (10) day period immediately following such termination and provided that Tenant shall repair any damage to the Leased Premises caused thereby. The right granted Tenant in this
Section 9.5 shall not include the right to remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor coverings (including wall-to-wall carpeting) glued or fastened to the floors or any paneling, tile, or other materials fastened or attached to the walls or ceilings, all of which shall be deemed to constitute a part of the freehold, and, as a matter of course, shall not include the right to remove any fixture or machinery that was furnished or paid for by the Landlord. Buildings shall be left in a broom-clean condition. If Tenant shall fail to remove its trade fixtures or other property at the termination of this lease or within ten (10) days thereafter, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant, and, at the option of Landlord shall become the property of Landlord.

                                    ARTICLE X
                               TAXES AND INSURANCE

      Section 10.1 TENANT'S TAXES. Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operation and its personal property situated in the Leased Premises.

      Section 10.2 TENANT'S PARTICIPATION IN REAL ESTATE TAXES. Landlord will pay all real property taxes, which may be levied or assessed by any lawful authority against the land and improvements in the property.

      Section 10.3 LIABILITY INSURANCE. Lessee shall procure and keep in force during the term hereof, without expense to Lessor, $1,000,000 umbrella insurance coverage in the name of Lessee (and naming Lessor as an additional insured) against any liability to the public resulting from any occurrence in or about the premises and any building or improvements thereon to indemnify against the claims of any person or persons for any damage, whether personal or property damage. True copies of said policies or certificates thereof (showing the premiums thereon to have been paid) shall be delivered to Lessee promptly upon Lessor's request therefore. All such policies shall provide that they shall not be cancelable by the insurer without first giving at least ten (10) days written notice to Lessor. List as additional insured: Barrett Family Partnership I, c/o J.B. Management, Inc., 300 South Duncan Ave., Suite 275, Clearwater, Florida 33755.

      Section 10.4 INCREASE IN FIRE INSURANCE PREMIUM. Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article, which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance which may be carried by Landlord on the Leased Premises or the building of which they are a part,

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resulting from the type of merchandise sold or services rendered by Tenant in the Leased Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule, issued by the organization making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Leased Premises.

      Tenant shall not knowingly use or occupy the Leased Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra-hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase or premium for the fire, boiler and/or casualty rates on the Leased Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Leased Premises, Tenant shall pay such additional premium on the fire, boiler and/or casualty insurance policies. Tenant shall also pay in such event, any additional premium on the rent insurance policy that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent, but such increases in the rate of insurance shall not be deemed a breach of this covenant by Tenant.

      Tenant shall pay as additional rent hereunder its Prorata Share of the total premiums for liability and fire and extended coverage insurance (including "Difference in Conditions" coverage) carried by Landlord with respect to the property. Such amount shall be payable in advance on the first day of each month, based on Landlord's actual estimate thereof from time to time. Following each calendar year, Landlord shall furnish Tenant with a statement of the actual amount of such expense for said period, and appropriate adjustment and payment shall be made for any excess or deficiency. The initial monthly payment due hereunder shall be the amount provided in Article I, Section 1.1.P. If the Lease Term ends on any date other than December 31 of any year, Tenant's obligation for the period commencing January 1 during such year and ending on the last day of the Lease Term shall be prorated on a per diem basis and shall be payable by Tenant notwithstanding that the premiums payable during such year have not been determined as the end of the Lease Term.

      Section 10.5 TENANT'S INSURANCE. During the Lease Term, Tenant, at its own cost and expense, shall keep all furniture, fixtures, inventory and equipment, whether supplied or owned by Tenant or by Landlord, and all glass forming a part of the Leased Premises, including but not limited to plate glass, insured to the extent of its full insurable value against loss or damage by fire and windstorm, with extended coverage. Tenant shall also carry business interruption coverage in amounts sufficient to pay the Fixed Rent hereunder. Tenant agrees that this insurance and all other insurance carried by Tenant shall contain a waiver of subrogation against Landlord. Tenant shall deliver certified copies of all insurance policies to Landlord together with proof that the premiums have been paid.

                                   ARTICLE XI
           DAMAGES, DESTRUCTION OR CONDEMNATION OF THE LEASED PREMISES

      Section 11.1 DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY. If the Leased Premises is damaged or destroyed by fire, flood, tornado, or by the elements, or through any casualty, or otherwise, after the commencement of the Lease Term, this lease shall continue in full force and effect, and Landlord at its expense shall promptly restore, repair or rebuild the Leased Premises including but not limited to the store

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front, to the same condition as it existed when the possession of the Leased
Premises were turned over to the Tenant at the commencement of the Lease Term, within (90) days after such damage or destruction. In the event Landlord fails to restore the Leased Premises as aforesaid, Tenant's sole remedy against Landlord shall be to terminate this lease as of the date of such casualty. Rent and additional rent, if any, shall abate from the date of such damage or destruction until ten (10) days after Landlord has repaired or restored the building in the manner and in the condition provided in this Section and notified Tenant of such fact.

      In the event that a part only of the Leased Premises is untenantable or incapable of use for the normal conduct of Tenant's business therein, a just an proportionate part of the rent shall be abated from the date of such damage until (10) days after Landlord has completely repaired same and notified Tenant of such fact.

      In the event that the Leased Premises shall be damaged in whole or in substantial part within the last twenty-four (24) months of the Lease Term or within the last twenty-four (24) months of the last renewal term, if renewals are provided for herein, Landlord or Tenant shall have the option, exercisable within ninety (90) days following such damage, of terminating this lease, effective as of the date of mailing notice thereof.

      No damage or destruction to the Leased Premises shall allow Tenant to surrender possession of the Leased Premises nor affect Tenant's liability for the payment of rent or any other covenant contained herein, except as may be specifically provided in this lease. Notwithstanding any of the provisions herein to the contrary, Landlord shall have no obligation to rebuild the premises unless the damage or destruction is a result of a casualty covered by Landlord's insurance policy.

      Tenant shall give to Landlord prompt written notice of any damage to or destruction of any portion of the Leased Premises resulting from fire or other casualty.

      Section 11.2 LOSS OR DAMAGE TO TENANT'S PROPERTY. Landlord shall not be liable for any damage to property of Tenant or of others located on the Leased Premises, nor for the loss of or damage to any property of Tenant, or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Leased Premises, occupants of property adjacent to the Leased Premises, or public or quasi-public work.

Landlord shall not be liable for any latent defect in the Leased Premises or in the building of which they form a part. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subornation claims by Tenant's insurance carriers, unless such damage shall be caused by the willful act or gross neglect of Landlord.

      Section 11.3 CONDEMNATION. In the event the entire Leased Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this lease shall terminate and expire as of the date of such taking, and Landlord and Tenant shall thereupon be released from any further liability hereunder.

      In the event more than fifteen percent (15%) of the floor area of the Leased Premises shall be

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appropriated or taken under the power of eminent domain by any public or quasi-public authority, Tenant and Landlord shall have the right to cancel and terminate this lease as of the date of such taking upon giving Landlord and Tenant notice of such election within thirty (30) days after the receipt by Tenant from Landlord of notice that said Leased Premises have been so appropriated or taken. In the event of such cancellation, Landlord and Tenant shall thereupon be released from any further liability under this lease. Immediately after any appropriation or taking, Landlord shall give Tenant notice thereof. If this lease shall not be terminated as provided in this section, then Landlord shall restore the building and the monthly rental specified in this Lease shall be ratably reduced according to the area of the leased premises which is taken.

      All compensation awarded or paid upon such a total or partial taking of the Leased Premises shall belong to and be the property of Landlord without any participation by Tenant; provided, however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, and/or depreciation to, damage to, and/or cost of removal of, and/or for the value of stock and/or trade fixtures, furniture and other personal property belonging to Tenant; provided further, that no such claim shall diminish or otherwise adversely affect Landlord's award or the award(s) of any and all ground and underlying lessor(s) and mortgagee(s).

                                   ARTICLE XII
                         DEFAULT BY TENANT AND REMEDIES

      Section 12.1 DEFAULT. If Tenant fails to pay any rental due hereunder or if Tenant defaults in fulfilling any of the covenants of this lease, Landlord may give Tenant notice thereof. If payment is more than five (5) days late, a late fee of 10% is assessed on midnight of the fifth day. If such default is not remedied within five (5) days following such notice, all of Tenant's rights under this lease shall terminate, and Tenant shall immediately quit and surrender the premises to Landlord, but Tenant shall continue liable for the payment of rent and other sums due hereunder. If the nature of the default is such that it cannot reasonably be cured within the period of ten (10) days and work thereon shall be commenced within the period and diligently prosecuted to completion, Tenant's rights under this lease shall not terminate as a result of such default being thus cured or corrected.

      If at any time during the term there shall be filed by or against Tenant or against any successor tenant then in possession, in any court pursuant to any statute either of the United States or of any state, a petition (i) in bankruptcy, (ii) alleged insolvency, (iii) for reorganization, (iv) for the appointment of a receiver, or (v) for an arrangement under the Bankruptcy Act, or if a similar type of proceeding shall be filed, Landlord may terminate Tenant's rights under this lease by notice in writing to Tenant, and thereupon Tenant shall immediately quit and surrender the Leased Premises to Landlord, but Tenant shall continue liable for the payment of rent and all other sums due hereunder.

      Section 12.2 LANDLORD'S RIGHTS ON DEFAULT. If Tenant's rights under this lease shall have terminated as above, Landlord may immediately, or at any time thereafter, re-enter the Leased Premises and remove all persons and all or any property therefrom, by a suitable action or proceeding at law, or by force or otherwise possess and enjoy the premises, together with all additions, alterations and improvements, and Landlord may, at its option, repair, alter, remodel and/or change the character of the premises as it may deem fit and/or at any time relet the Leased Premises or any part or parts thereof, as the agent of Tenant or otherwise. The exercise by Landlord

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

of any right granted in the sentence immediately preceding shall not relieve Tenant from the obligation to make all rental payments, and to fulfill all other covenants required by this lease, at the time and in the manner provided herein, and if Landlord so desires, all current and future rent and other monetary obligations shall become due and payable. Tenant throughout the remaining term hereof shall pay Landlord, no later than the last day of each month during the term, the then current excess, if any, of the sum of the unpaid rentals over the proceeds, if any, received by landlord from such reletting, if any. Landlord shall not be required to relet the Leased Premises. The Landlord shall make reasonable effort to relet the Leased Premises. If Landlord attempts to relet the Leased Premises, Landlord shall be the sole judge as to whether or not a proposed tenant is suitable and acceptable. Landlord's expenses incurred in connection with such repair, alteration, remodeling or change, together with any other expenses incurred by it in connection with the reletting of the Leased Premises (including but not limited to brokerage fees, if any) shall be deemed additional rentals payable hereunder.

      In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed at law or in equity to enforce Landlord's rights or any of them, as if re-entry and other remedies were not herein provided for.

      Section 12.3 NON-WAIVER PROVISIONS. The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

      The maintenance of any action or proceeding to recover possession of the Leased Premises, or any installment or installments of rent or any other monies that may be due or become due from Tenant to Landlord, shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery of possession of the premises or of any other monies that may be due or become due from Tenant. Any entry or re-entry by Landlord shall not be deemed to absolve or discharge Tenant from liability hereunder.

      Section 12.4 LANDLORD'S EXPENSES. If Tenant shall at any time be in default hereunder, and if Landlord shall deem it necessary to engage attorneys to enforce Landlord's rights hereunder, the determination of such necessity to be in the sole discretion of Landlord, Tenant will reimburse Landlord for the reasonable expenses incurred thereby, including but not limited to court costs and reasonable attorney's fees. Notwithstanding, the above, in the event of litigation, the non-prevailing party shall be liable for all attorney's fees incurred by both the prevailing party and the non-prevailing party. If Tenant's rights hereunder are not terminated, the amount of such expenses shall be deemed to be additional rent hereunder and shall forthwith be due and payable by Tenant to Landlord.

                                  ARTICLE XIII
                      MORTGAGE FINANCING AND SUBORDINATION

      Section 13.1 SUBORDINATION. This lease and all of Tenant's rights hereunder are and shall be subordinate to any mortgages or deed of trust, which Landlord may place upon the property. However, Tenant shall, upon request or either Landlord or the holder of any mortgage or deed of trust on the property, execute any documents expressly subordinating this lease to any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the premises or future additions thereto, and Tenant shall execute and

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

deliver upon demand, such further instruments subordinating this lease to the lien of any such mortgage or mortgages, provided such subordination shall be upon the express condition that this lease shall be recognized by the mortgagees and that the rights of Tenant shall remain in full force and effect during the term of this lease and any extension thereof, notwithstanding any default by the mortgagors with respect to the mortgages or any foreclosure thereof, so long as Tenant shall perform all of the covenants and conditions of this lease. Tenant agrees to execute all agreements required by Landlord's mortgagee or any purchaser at a foreclosure sale or sale in lieu of foreclosure by which agreements tenant will attorn to the mortgagee or purchaser.

      Section 13.2 PRIMING THE LEASE. Any mortgagee may at its option elect to subordinate the lien of its mortgage to this lease by executing and causing to be recorded in the place where a deed to the property would be required to be recorded, an instrument evidencing such subordination.

                                   ARTICLE XIV
                                OTHER PROVISIONS

      Section 14.1 INDEMNITY. Tenant during the term hereof shall indemnify and save harmless Landlord from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Leased Premises arising out of the use and occupancy of the Leased Premises by Tenant, its agents, contractors, employees, servants, lessees or concessionaires, excepting however such claims and demands, whether for injuries or persons or loss of life, or damage to property, caused by acts or omissions of Landlord or arising out of the use of the Common Facilities as defined in the lease. If, however, any liability arises in the common area because of negligence of Tenant, Tenant's agents, employees, contractors, invitees, or visitors, then in such event Tenant shall hold Landlord harmless. Tenant shall also pay all costs, expenses, and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of this Lease.

      Section 14.2. DEFINITIONS AND LIABILITY OF LANDLORD. The term "Landlord" as used in this lease means only the owner for the time being of the building in which the Leased Premises are located or the owner of a leasehold interest in the building and/or the land thereunder so that in the event of sale of the building or an assignment of this lease, or a demise of the building and/or land, Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder and it shall be deemed without further agreement between the parties and such purchaser(s), assignee(s), or lessee(s) that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder.

      It is specifically understood and agreed that there shall be no personal liability on Landlord in respect to any of the covenants, conditions or provisions of this lease; in the event a breach or default by Landlord of any of its obligations under this lease, Tenant shall look solely to the equity of Landlord in the property for the satisfaction of Tenant's remedies.

      Section 14.3 ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease or sublet the Premises without the prior written consent of Lessor, which consent will not be unreasonably withheld.

      It is understood, however, that any such assignee shall be considered as the tenant of the Lessor, and Lessor shall recover and be entitled to all rents to be paid by such assignee notwithstanding that such rents may exceed the rent provided for hereunder.

      Any such assignment or sublease, whether by operation of law or otherwise, made without Lessor's prior written consent shall entitle Lessor to declare Tenant in default hereunder with the same force and

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

effect as though all rentals due and to become due hereunder were due and payable and payment thereof had been refused by Tenant.

      Notwithstanding any of the above, the Lessee shall remain as Guarantor under this Lease.

      Section 14.4 NOTICES. Whenever notice shall or may be given to either of the parties by the other, each such notice shall be registered or certified mail to Landlord, Barrett Family Trust I, c/o J B Management, Inc., 300 S. Duncan Avenue, Suite 275, Clearwater, FL 33755.

      Notice to Landlord shall be addressed as specified in Article I, Section
1.1. B., and notice to Tenant shall be addressed as specified in Article I,
Section 1.1 D., or in each case, to such other address as either may from time to time designate in writing to the other. Any notice under this lease shall be deemed to have been given at the time it is placed in the mail with sufficient postage prepaid.

      Section 14.5 INTEREST ON LATE PAYMENTS. See Addendum attached hereto.

      Section 14.6 SHORT FORM LEASE. Tenant agrees not to record this lease without the express written consent of Landlord and further agrees to execute, acknowledge and deliver at any time after the date of this lease, at the request of Landlord, a short form lease suitable for recording.

      Section 14.7 TENANT'S NOTICE TO LANDLORD OF DEFAULT. Should Landlord be in default under any of the terms of this lease, Tenant shall give Landlord prompt written notice thereof in the manner specified in Section 14.4 and Tenant shall allow Landlord a reasonable length of time (in any event, not less than thirty
(30) days from the date of such notice) in which to cure such default.

      Section 14.8 SURRENDER OF LEASED PREMISES AND HOLDING OVER. At the expiration of the tenancy hereby created, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereof to Tenant, reasonable wear and tear excepted, and damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement, and Tenant shall surrender all keys for the Leased Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations of locks, safes and vaults, if any, in the Leased Premises. Tenant shall remove all its trade fixtures as specified in Section 9.5 and any alterations or improvements, before surrendering the Leased Premises, and shall repair any damage to the Leased Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy at will and in no event from month to month or from year to year, and it shall be subject to all the terms, covenants and conditions of this lease applicable thereto, and no extension or renewal of this lease shall be deemed to have occurred by such holding over. Any holding over after the expiration of the term, with the express or implied consent of Lessor shall be construed to be a tenancy from month to month only, at 200% of the rental per month as paid during the last month of the term and upon all other terms and conditions as are herein set forth.

      Section 14.10 SECURITY DEPOSITS. Tenant, contemporaneously with the execution of this lease, has deposited with Landlord the Security Deposit as defined in Section 1.1 Q. above; receipt of which is hereby acknowledged by Landlord. This deposit shall be held by Landlord with liability for interest as security for

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the faithful performance by Tenant of all of the terms, covenants, and conditions of this lease by Tenant to be kept and performed during their term. If at any time during the term of this lease any of the rent shall be overdue and unpaid, or any other sum payable by Tenant to Landlord shall be overdue and unpaid, then Landlord may at its option appropriate and apply the entire Security Deposit, or so much thereof as may be necessary, to compensate the Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be apportioned and applied by landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant, then Tenant shall upon the written demand of Landlord, remit to Landlord as additional rental a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this lease. Should Tenant comply with all of the terms covenants and conditions and shall promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord, the Security Deposit shall be returned in full to Tenant at the end of this lease or upon the earlier termination of this lease.

      Section 14.11 ENTIRE AND BINDING AGREEMENT. This Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing signed by all the parties hereto or their successors in interest. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns, except as may be otherwise expressly provided in this lease.

      Section 14.12 PROVISIONS SEVERABLE. If any term or provision of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this lease shall be valid and be enforce to the fullest extent permitted by law.

      Section 14.13 CAPTIONS. The captions contained herein are for convenience and reference only an shall not be deemed as a part of this lease or construed as in any manner limiting or amplifying the terms and provisions of this lease to which they relate.

      Section 14.14 RIDER. A rider consisting of SIX (6) page(s) with Exhibits lettered A,B,C,D,E,F is annexed hereto and made a part hereof.

IN WITNESS THEREOF, Landlord and Tenant have duly executed this lease as of the day and year first above written, each acknowledging receipt of an executed copy hereof.

Signed, sealed and delivered                   LANDLORD
in the presence of:                       Barrett Family Partnership I, Ltd.

/s/                              By: /s/ Cheryl J. Cornelius
----------------------               ---------------------------------
Witness                              Cheryl J. Cornelius, as agent for

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

                                          Barrett Family Partnership I, Ltd.
/s/
----------------------
Witness

Signed, sealed and delivered                   TENANT
in the presence of:

/s/                              By: /s/ Eric Seidel
----------------------               ----------------------
Witness

                                     eAUTOCLAIMS.COM

/s/                                  ERIC SEIDEL, PRESIDENT / CEO
----------------------               ----------------------------
Witness                                    Print Name

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